                                                                    EXHIBIT 10.8



                             AMENDED AND RESTATED

                              AMENDMENT AGREEMENT

          This Amended and Restated Amendment Agreement (this "Amended Amendment Agreement") is made as of the 1st day of March, 1999 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"), and the parties to that certain Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 (the "Stock Purchase Agreement"), including any parties becoming parties to the Stock Purchase Agreement after such date. Capitalized terms used but not defined herein shall have the meanings given them in the Stock Purchase Agreement.

          WHEREAS, the Initial Closing under the Stock Purchase Agreement occurred on December 21, 1998, at which time Sequenom sold to certain parties hereto an aggregate of 3,843,700 shares of its Series D Convertible Preferred Stock, $.001 par value per share ("Series D Preferred Stock"); and

          WHEREAS, an Additional Closing under the Stock Purchase Agreement occurred on February 28, 1999, at which time the Corporation sold to certain parties hereto an aggregate of 899,995 shares of its Series D Preferred Stock; and

          WHEREAS, additional parties desire to hold another Additional Closing under the Stock Purchase Agreement; and

          WHEREAS, in connection with such Additional Closing, the parties desire to amend the Stock Purchase Agreement in certain respects as set forth below; and

          WHEREAS, under the terms of the Stock Purchase Agreement the parties executing this Amended Amendment Agreement acting together have the power to amend the Stock Purchase Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

          1.  Stock Purchase Agreement.  The Stock Purchase Agreement is hereby
              ------------------------
amended as follows:

              (a) Section 2.2 of the Stock Purchase Agreement is hereby amended by deleting the first sentence thereof and replacing such sentence with the following sentence:

              "Subject to the terms and conditions of this Agreement, from time to time after the Initial Closing, but on or before March 31,
              1999, the Corporation agrees to issue and sell to one or more Additional Investors who enter into this Agreement by executing one or more counterparts hereof up to an aggregate number of shares of Series D Preferred equal to 6,153,850 minus the number of Initial Shares (the "Additional Shares")."
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              (b)  Section 3.2 of the Stock Purchase Agreement is hereby amended by deleting the first sentence thereof and replacing such sentence with the following sentence:

              "The closings of the sale and purchase of the Additional Shares under this Agreement (the "Additional Closings") shall take place at such time, date and place as are mutually agreeable to the Corporation and any Additional Investor, but such Additional Closings, if any, shall take place on or before March 31, 1999."

          2.  Governing Law.  This Amended Amendment Agreement shall be governed
              -------------
by, and construed and enforced in accordance with, the substantive laws of the State of California, without regard to its principles of conflicts of laws.

          3.  Entire Agreement.  This Amended Amendment Agreement constitutes
              ----------------
the sole and entire agreement of the parties with respect to the amendment of the Stock Purchase Agreement and supersedes all prior negotiations, commitments, agreements and understandings among them with respect thereto.

          4.  Counterparts.  This Amended Amendment Agreement may be executed in
              ------------
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.  Titles and Subtitles.  The titles and subtitles used in this
              --------------------
Amended Amendment Agreement are for convenience only and are not to be considered in construing or interpreting any provision of this Agreement.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                      -2-
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          IN WITNESS WHEREOF, the undersigned have executed this Amended
Amendment Agreement as of the day and year first above written.

                              SEQUENOM, INC.

                              By:  /s/ Hubert Koster
                                   -----------------
                                   Its President


                              TVM TECHNO VENTURE
                              ENTERPRISES NO. II
                              LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:   /s/ illegible
                                    -------------

                              Its:  Treasurer
                                    ---------

                              TVM INTERTECH LIMITED PARTNERSHIP
                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:   /s/ illegible
                                    -------------

                              Its:  Treasurer
                                    ---------


                    [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                              TVM ZWEITE BETEILIGUNG-US LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:   /s/ illegible
                                    -------------

                              Its:  Treasurer
                                    ---------


                              TVM EUROTECH LIMITED PARTNERSHIP

                              By:   TVM Techno Venture Management
                                    Limited Partnership
                                      its General Partner

                              By:   TVM Management LLC
                                      its General Partner

                              By:   /s/ illegible
                                    -------------

                              Its:  Treasurer
                                    ---------


                              TVM TECHNO VENTURE INVESTORS NO. 1 LIMITED
                              PARTNERSHIP

                              By:   /s/ illegible
                                    -------------
                                    General Partner


                              TVM MEDICAL VENTURES

                              By:   /s/ illegible   /s/ illegible
                                    -------------   -------------

                              Its:                     CFO
                                    -------------   -------------


                    [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                              ALPINVEST INTERNATIONAL B.V.

                              By:   /s/ illegible  /s/ illegible
                                    -------------  -------------

                              Its:  authorized signatories
                                    ----------------------


                              DB UK FINANCE PLC

                              By:   /s/ illegible
                                    -------------

                              Its:  Director
                                    --------

                              By:   /s/ illegible
                                    -------------

                              Its:  Director
                                    --------


                              HASPA BANK

                              By:
                                    --------------------

                              Its:
                                    --------------------


                              KLEINWORT BENSON LTD

                              By:   /s/ illegible
                                    -------------

                              Its:  authorized signatory
                                    --------------------


                              RESIDENTIE PARTICIPATIES IV C.V.

                              By:   Life Science Partners BV
                              Its:  Managing Director
                                    -----------------

                              By:   /s/ illegible
                                    -------------

                              Its:
                                    -------------

                    [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                              ALAFI CAPITAL CO.

                              By:   /s/ illegible
                                    -------------

                              Its:  General Partner
                                    ---------------


                              VALUE MANAGEMENT & RESEARCH AG

                              By:   /s/ Kevin Devine
                                    ----------------

                              Its:  Vorstand
                                    --------


                              VERTEX TECHNOLOGY FUND LTD

                              By:   /s/ illegible
                                    -------------

                              Its:  authorized signatory
                                    --------------------


                    [SIGNATURE PAGE TO AMENDMENT AGREEMENT]

                              S.R. ONE, LIMITED

                              By:   Raymond J. Whitaker, Ph.D.
                                    --------------------------

                              Its:  Vice President
                                    --------------


                              GLS LP INVESTMENTS III LIMITED

                              By:
                                    -------------------------

                              Its:
                                    -------------------------

                                    /s/ Hellmut Kirchner
                                    --------------------
                                    Hellmut Kirchner


                    [SIGNATURE PAGE TO AMENDMENT AGREEMENT]